SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       July 9, 2014

                   PERMA-FIX ENVIRONMENTAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11596	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 587-9898

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| __ |	Written communications pursuant to Rule 425 under the Securities Act

| __ |	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

| __ |	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

| __ |	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

As previously reported in Perma-Fix Environmental Services, Inc.’s (the “Company”), Form 8-K filed with the Securities and Exchange Commission on July 1, 2014, the Company’s Audit Committee, on June 25, 2014, authorized management to proceed with the engagement of Grant Thornton, LLP (“Grant Thornton”), as the Company’s independent registered accountant for the year ended December 31, 2014, replacing BDO USA, LLP. On July 9, 2014, the Company formally engaged Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. During the Company’s fiscal years ended December 31, 2013 and 2012 and in the subsequent interim period through July 9, 2014, neither the Company nor anyone on its behalf has consulted with Grant Thornton regarding the application of accounting principles to a specified transaction, either completed or proposed, or any of the matters or events set forth in Item 304(a)(2) of Regulation S-K, as more fully discussed in the Company’s July 1, 2014 Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 11, 2014.

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

By:	/s/Ben Naccarato
Ben Naccarato
Vice President and Chief Financial Officer

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